                                                                   Exhibit 10.25
                              MASTER RECEIVABLES
                              PURCHASE AGREEMENT

                                     among

                         AMERICREDIT WAREHOUSE TRUST,
                                 as Purchaser,

                     AMERICREDIT FINANCIAL SERVICES, INC.,
                          individually and as Seller

                          AMERICREDIT FUNDING CORP.,
                                   as Seller,

                     AMERICREDIT CORPORATION OF CALIFORNIA
                                  as Seller,

                                      and

                                BANK ONE, N.A.,
                              as Collateral Agent



                                  dated as of
                                March 31, 1999

                               TABLE OF CONTENTS

                                                                                                       Page
ARTICLE I. DEFINITIONS............................................................................      1

 SECTION 1.1   General............................................................................      1
 SECTION 1.2   Specific Terms.....................................................................      1
 SECTION 1.3   Usage of Terms.....................................................................      2
 SECTION 1.4   No Recourse........................................................................      2

ARTICLE II. CONVEYANCE OF THE RECEIVABLES  AND THE OTHER CONVEYED PROPERTY........................      3

 SECTION 2.1   Conveyance of the Receivables and the Other Conveyed Property......................      3

ARTICLE III. REPRESENTATIONS AND WARRANTIES.......................................................      4

 SECTION 3.1   Representations and Warranties of AFS..............................................      4
 SECTION 3.2   Representations and Warranties of ACC..............................................      6
 SECTION 3.3   Representations and Warranties of AFC..............................................      7

ARTICLE IV. COVENANTS OF SELLERS..................................................................      9

 SECTION 4.1   Liens in Force.....................................................................      9
 SECTION 4.2   No Impairment......................................................................      9
 SECTION 4.3   No Amendments......................................................................     10
 SECTION 4.4   Restrictions on Liens..............................................................     10
 SECTION 4.5   Preservation of Collateral.........................................................     10

ARTICLE V. REPURCHASES............................................................................     11

 SECTION 5.1   Repurchase of Receivables Upon Breach of Warranty..................................     10
 SECTION 5.2   Reassignment of Purchased Receivables..............................................     11
 SECTION 5.3   Waivers............................................................................     11

ARTICLE VI. CONDITIONS PRECEDENT..................................................................     11

 SECTION 6.1   Conditions Precedent to each Receivables Sale......................................     11

ARTICLE VII. MISCELLANEOUS........................................................................     12

 SECTION 7.1   Liability of Sellers...............................................................     12
 SECTION 7.2   Merger or Consolidation of Sellers or Purchaser....................................     12
 SECTION 7.3   Limitation on Liability of Sellers and Others......................................     13
 SECTION 7.4   Amendment..........................................................................     13
 SECTION 7.5   Notices............................................................................     13
 SECTION 7.6   Merger and Integration.............................................................     13
 SECTION 7.7   Severability of Provisions.........................................................     13
 SECTION 7.8   Intention of the Parties...........................................................     13
 SECTION 7.9   Governing Law......................................................................     14
 SECTION 7.10  Counterparts.......................................................................     14
 SECTION 7.11  Conveyance of the Receivables and the Other Conveyed Property to the

                Collateral Agent.....................................................................   14
  SECTION 7.12  Nonpetition Covenant.................................................................   14
  SECTION 7.13  Limitation of Liability of  Trust Trustee............................................   14


SCHEDULES AND EXHIBITS

Schedule A -- Representations and Warranties from AFS as to the Receivables

Exhibit A -- Form of Supplement

Addendum A -- Form of Sale Agreement

                     MASTER RECEIVABLES PURCHASE AGREEMENT
                     -------------------------------------

          THIS MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of March 31, 1999, executed among AmeriCredit Warehouse Trust, a Delaware business trust, as purchaser ("Purchaser"), Bank One, N.A., as collateral agent (the "Collateral Agent") AmeriCredit Corporation of California, a California corporation, as seller ("ACC"), AmeriCredit Funding Corp. a Delaware corporation, as seller ("AFC") and AmeriCredit Financial Services, Inc., a Delaware corporation, as seller ("AFS" and together with ACC and AFC, the "Sellers").

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, Purchaser has agreed to purchase from time to time from the Sellers, and the Sellers, pursuant to this Agreement, have agreed to transfer from time to time to the Purchaser the Receivables and Other Conveyed Property.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

          1. General. The specific terms defined in this Article include the
          ----------
plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Receivables Financing Agreement dated as of the date hereof by and among AmeriCredit Warehouse Trust (as Borrower), AmeriCredit Financial Services, Inc. (in its individual capacity and as Servicer and Custodian), ACC, AFC the lenders party thereto, Credit Suisse First Boston, New York Branch (as Agent) and Bank One, N.A., as Backup Servicer and Collateral Agent.

          2. Specific Terms. Whenever used in this Agreement, the following
          -----------------
words and phrases, unless the context otherwise requires, shall have the following meanings:

          "Agreement" shall mean this Master Receivables Purchase Agreement and
           ---------
all amendments hereof and supplements hereto.

          "Collateral Agent" means Bank One, N.A., as collateral agent and any
           ----------------
successor collateral agent appointed and acting pursuant to the Receivables Financing Agreement.

          "Other Conveyed Property" means all property conveyed by the Sellers
           -----------------------
to the Purchaser pursuant to this Agreement and the Supplement other than the Receivables.

          "Receivables" means the Receivables listed on the Schedules of
           -----------
Receivables attached to each Supplement.

          "Receivables Financing Agreement" means the Receivables Financing
           -------------------------------
Agreement referred to in Section 1.1 hereof.

          "Receivables Transfer Date" means the date specified in the related
           -------------------------
Supplement as the date of contribution and/or sale of Receivables by the Sellers named therein to the Purchaser.

          "Related Documents" means, with respect to the Receivables, the
           -----------------
Supplements, the Note, the Certificates, the Custodian Agreement, the Receivables Financing Agreement, the Security and Collateral Agent Agreement, the Intercreditor Agreement, the Trust Agreement and the Lockbox Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

          "Relevant Cutoff Date" means the date specified in the related
           --------------------
Supplement, provided, however that such date shall be on or before the related Receivables Transfer Date.

          "Repurchase Event" means the occurrence of a breach of any of Sellers'
           ----------------
representations and warranties hereunder, the breach of any Seller covenants set forth in Article IV or any other event which requires the repurchase of a Receivable by AFS hereunder or under the Receivables Financing Agreement.

          "Schedules of Receivables" means the lists of Receivables sold and
           ------------------------
transferred pursuant to this Agreement and the Supplements which are attached to the Supplements as Schedules.

          "Schedule of Representations" means the Schedule of Representations
           ---------------------------
and Warranties attached hereto as Schedule A.

          "Supplement" means an agreement by and among one or more Sellers named
           ----------
therein and the Purchaser pursuant to which the Purchaser will acquire Receivables, substantially in the form of Exhibit A hereto.

          3. Usage of Terms. With respect to all terms used in this Agreement,
          -----------------
the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Receivables Financing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

          4. No Recourse. Without limiting the obligations of Sellers hereunder,
          --------------
no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Sellers, or of any predecessor or successor of Sellers.

                                  ARTICLE II.

                         CONVEYANCE OF THE RECEIVABLES
                        AND THE OTHER CONVEYED PROPERTY

          1. Conveyance of the Receivables and the Other Conveyed Property. By
          ----------------------------------------------------------------
execution of this Agreement and subject to the terms and conditions of this Agreement and simultaneously with the execution and delivery of the related Supplement, the relevant Sellers shall sell and/or contribute, transfer or assign to the Purchaser (collectively, the "Conveyance") without recourse (but without limitation of its obligations in this Agreement and the Receivables Financing Agreement), and the Purchaser shall purchase or acquire as a contribution, all right, title and interest of such Sellers in and to:

     (i) each and every Receivable listed on the Schedules to the related Supplement and all monies paid or payable thereon or in respect thereof on or after the Relevant Cutoff Date;

     (ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of the Sellers in such Financed Vehicles;

     (iii) all proceeds and the rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or Collateral Insurance (if any), covering Financed Vehicles or Obligors;

     (iv)   all rights under any Service Contracts on the related Financed
     Vehicles;

     (v) all rights of the Sellers against Dealers pursuant to Dealer Agreement or Dealer Assignments;

     (vi)   the related Receivables Files; and

     (vii)  all proceeds of any or all of the foregoing.

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES

          1. Representations and Warranties of AFS. AFS makes the following
          ----------------------------------------
representations and warranties as of the date hereof and as of each Receivables Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery by AFS of any Supplement, but shall survive the sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Supplement, and the sale, transfer and assignment thereof by Purchaser to the Collateral Agent under the Receivables Financing Agreement and the Security and Collateral Agent Agreement. AFS and Purchaser agree that Purchaser will assign to Collateral Agent all Purchaser's rights under this Agreement and that the Collateral Agent will thereafter be entitled to enforce this Agreement against AFS in the Collateral Agent's own name on behalf of the Secured Parties.

          (a)  Schedule of Representations. The representations and warranties
               ---------------------------
     set forth on the Schedule of Representations with respect to the Receivables (including all Receivables sold hereunder by AFS, ACC or AFC) as of the date hereof and the Receivables Transfer Date are true and correct.

          (b)  Organization and Good Standing. AFS has been duly organized and
               ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (c)  Due Qualification. AFS is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (d)  Power and Authority. AFS has the power and authority to execute
               -------------------
     and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; AFS has full power and authority to sell or contribute and assign the Receivables and the Other Conveyed Property to be sold or contributed and assigned to and deposited with Purchaser hereunder and has duly authorized such sale or contribution, transfer and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and AFS's Related Documents have been duly authorized by AFS by all necessary corporate action.

          (e)  Valid Sale; Binding Obligations. This Agreement and AFS's Related
               -------------------------------
     Documents have been duly executed and delivered, shall effect a valid sale or contribution, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against AFS and creditors of and purchasers from AFS; and this Agreement and AFS's Related Documents constitute legal, valid and binding obligations of AFS enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f)  No Violation. The consummation of the transactions contemplated
               ------------
     by this Agreement and the Related Documents, and the fulfillment of the terms of this Agreement and the Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of AFS, or any indenture, agreement, mortgage, deed of trust or other instrument to which AFS is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Security and Collateral Agent Agreement and the Receivables Financing Agreement, or violate any law, order, rule or regulation applicable to AFS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AFS or any of its properties.

          (g)  No Proceedings. There are no proceedings or investigations
               --------------
     pending or, to AFS's knowledge, threatened against AFS, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AFS or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents,
     (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AFS of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Security and Collateral Agent Agreement.

          (h)  Chief Executive Office. The chief executive office of AFS is
               ----------------------
     located at 200 Bailey Avenue, Fort Worth, Texas 76107-1220.

          (i)  No Adverse Selection. No selection procedures adverse to the
               --------------------
     parties hereto or to the Secured Parties have been utilized in selecting the Receivables from all other similar Receivables owned by AFS and its Affiliates.

          (j)  Solvency. AFS shall not be insolvent on any Receivables Transfer
               --------
     Date and the Conveyance will not cause AFS to become insolvent.

          .2  Representations and Warranties of ACC. ACC makes the following
          -----------------------------------------
representations and warranties as of the date hereof and as of each Receivables Transfer Date, as the case may be, on which Purchaser relies in purchasing or acquiring as a contribution the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery by ACC of any Supplement, but shall survive the sale or contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Supplement, and the sale or contribution, transfer and assignment thereof by Purchaser to the Collateral Agent under the Receivables Financing Agreement and the Security and Collateral Agent Agreement. ACC and Purchaser agree that Purchaser will assign to Collateral Agent all Purchaser's rights under this Agreement and that the Collateral Agent will thereafter be entitled to enforce this Agreement against ACC in the Collateral Agent's own name on behalf of the Secured Parties.

          (a)  Organization and Good Standing. ACC has been duly organized and
               ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (b)  Power and Authority. ACC has the power and authority to execute
               -------------------
     and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; ACC has full power and authority to sell and assign or contribute the Receivables and the Other Conveyed Property to be sold and assigned or contributed to and deposited with Purchaser hereunder and has duly authorized such sale and assignment or contribution to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and ACC's Related Documents have been duly authorized by ACC by all necessary corporate action.

          (c)  Due Qualification. ACC is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification

          (d)  Valid Sale; Binding Obligations. This Agreement and ACC's Related
               -------------------------------
     Documents have been duly executed and delivered, shall effect a valid sale or contribution, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against ACC and creditors of and purchasers from ACC; and this Agreement and ACC's Related Documents constitute legal, valid and binding obligations of ACC enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
     by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of ACC, or any indenture, agreement, mortgage, deed of trust or other instrument to which ACC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Security and Collateral Agent Agreement and the Receivables Financing Agreement, or violate any law, order, rule or regulation applicable to ACC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over ACC or any of its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
     pending or, to ACC's knowledge, threatened against ACC, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over ACC or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents,
     (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by ACC of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Security and Collateral Agent Agreement.

          (g)  Chief Executive Office. The chief executive office of ACC is
               ----------------------
     located at 200 Bailey Avenue, Fort Worth, Texas 76107-1220.

          (h)  No Adverse Selection. No selection procedures adverse to the
               --------------------
     parties hereto or to the Secured Parties have been utilized in selecting the Receivables from all other similar Receivables owned by AFS and its Affiliates.

          (i)  Solvency. ACC shall not be insolvent on any Receivables Transfer
               --------
     Date and the Conveyance will not cause ACC to become insolvent.

          .3   Representations and Warranties of AFC. AFC makes the following
          ------------------------------------------
representations and warranties as of the date hereof and as of each Receivables Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery by AFC of any Supplement, but shall survive the sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Supplement, and the sale and/or contribution, transfer and assignment thereof by Purchaser to the Collateral Agent under the Security and Collateral Agent Agreement. AFC and Purchaser agree that Purchaser will assign to Collateral Agent all Purchaser's rights under this Agreement and that the Collateral Agent will thereafter be entitled to enforce this Agreement against AFC in the Collateral Agent's own name on behalf of the Secured Parties.

          (a)  Organization and Good Standing. AFC has been duly organized and
               ------------------------------
     is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

          (b)  Power and Authority. AFC has the power and authority to execute
               -------------------
     and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; AFC has full power and authority to sell and/or contribute, transfer and assign the Receivables and the Other Conveyed Property to be sold and/or contributed, transferred and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and/or contribution, transfer and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and AFC's Related Documents have been duly authorized by AFC by all necessary corporate action.

          (c)  Due Qualification. AFC is duly qualified to do business as a
               -----------------
     foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification

          (d)  Valid Sale; Binding Obligations. This Agreement and AFC's Related
               -------------------------------
     Documents have been duly executed and delivered, shall effect a valid sale and/or contribution, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against AFC and creditors of and purchasers from AFC; and this Agreement and AFC's Related Documents constitute legal, valid and binding obligations of AFC enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation. The consummation of the transactions contemplated
               ------------
     by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of AFC, or any indenture, agreement, mortgage, deed of trust or other instrument to which AFC is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Security and Collateral Agent Agreement and the Receivables Financing Agreement, or violate any law, order, rule or regulation applicable to AFC of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AFC or any of its properties.

          (f)  No Proceedings. There are no proceedings or investigations
               --------------
     pending or, to AFC's knowledge, threatened against AFC, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AFC or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents,
     (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AFC of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Security and Collateral Agent Agreement.

          (g)  Chief Executive Office. The chief executive office of AFC is
               ----------------------
     located at 200 Bailey Avenue, Fort Worth, Texas 76107-1220.

          (h)  No Adverse Selection. No selection procedures adverse to the
               --------------------
     parties hereto or to the Secured Parties have been utilized in selecting the Receivables from all other similar Receivables owned by AFS and its Affiliates.

          (i)  Solvency. AFC shall not be insolvent on any Receivables Transfer
               --------
     Date and the Conveyance will not cause AFC to become insolvent.

                                  ARTICLE IV.

                             COVENANTS OF SELLERS

          .1   Liens in Force. The Financed Vehicle securing each Receivable
               --------------
shall not be released by the related Seller in whole or in part from the security interest granted under the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein or the Related Documents and the related Seller shall not take or permit any action inconsistent with the foregoing.

          .2   No Impairment.  The related Seller shall do nothing to impair the
               -------------
rights of the Purchaser or the Secured Parties in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or any other property or interest comprising the Other Conveyed Property.

          .3   No Amendments. The Sellers shall not take or permit any action to
               -------------
extend or otherwise amend the terms of any Receivable, except in accordance with the Related Documents.

          .4   Restrictions on Liens. The Sellers shall not: (i) create or incur
               ---------------------
or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables or of any Other Conveyed Property except for the Lien in favor of the Purchaser and the Collateral Agent as assignee thereof, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or to any Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the Lien of the Purchaser and the Collateral Agent as assignee thereof. The Sellers will take no action to cause any Receivable to be evidenced by an instrument (as such term is defined in the relevant UCC).

          .5   Preservation of Collateral. The Sellers will do, execute,
          -------------------------------
acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Purchaser or the Collateral Agent or the Agent, to effect the Conveyance, to perfect the security interest granted in the Receivables and the Other Conveyed Property to the Collateral Agent on behalf of the Secured Parties, to ensure that such Conveyance and security interest ranks prior to all other Liens and to preserve the priority of such Conveyance and security interest and the validity and enforceability thereof.

                                  ARTICLE V.

                                  REPURCHASES

          .1   Repurchase of Receivables Upon Breach of Warranty. Upon the
          ------------------------------------------------------
occurrence of a Repurchase Event, AFS shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto (whether or not it was the Seller thereof) from the Purchaser and, simultaneously with the repurchase of the Receivable, AFS shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 8.18 of the Receivables Financing Agreement. It is understood and agreed that the obligation of AFS to repurchase any Receivable, as to which a breach has occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against AFS, ACC or AFC for such breach available to Purchaser, the Backup Servicer, the Noteholder, the Certificateholders or the Collateral Agent on behalf of the Secured Parties. The provisions of this Section 5.1 are intended to grant the Collateral Agent and the Agent a direct right against AFS to demand performance hereunder, and in connection therewith, AFS waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 8.7 of the Receivables Financing Agreement. Notwithstanding any other provision of this Agreement or the Receivables Financing Agreement to the contrary, the obligation of AFS under this Section shall not terminate upon a termination of AFS as Servicer under the Receivables Financing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Receivables Financing Agreement.

          .2   Reassignment of Purchased Receivables. Upon deposit in the
          ------------------------------------------
Collection Account of the Purchase Amount of any Receivable repurchased by AFS under Section 5.1 hereof, Purchaser (at AFS's expense) shall take such steps as may be reasonably requested by AFS in order to assign to AFS all of Purchaser's and the Collateral Agent's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Collateral Agent directly relating thereto, without recourse, representation or warranty, except as to the absence of Liens created by or arising as a result of actions of Purchaser or the Collateral Agent. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that AFS may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Collateral Agent shall, at the expense of AFS, take such steps as AFS deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or in the Collateral Agent's name.

          .3   Waivers. No failure or delay on the part of Purchaser, or the
          ------------
Collateral Agent as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VI.

                             CONDITIONS PRECEDENT

          .1   Conditions Precedent to each Receivables Sale. Each sale and/or
          --------------------------------------------------
contribution of Receivables shall be subject to the conditions precedent that:

          (a) each relevant Seller and the Purchaser shall have executed and delivered to the Collateral Agent a duly executed Supplement which shall include Schedules listing the Receivables to be sold and/or contributed on such Receivables Transfer Date;

          (b) the Effective Date under the Receivables Financing Agreement shall have occurred and the conditions to the making of the related Advance pursuant to Section 7.2 and/or 7.3 (as the case may be) of the Receivables Financing Agreement shall have been satisfied or waived.

          (c) the Sellers shall, to the extent required by Section 8.2 of the Receivables Financing Agreement, have deposited in the Collection Account all collections received after the Relevant Cutoff Date with respect to the Receivables to be sold on such Receivables Transfer Date;

          (d) the Sellers shall take any action (including, but not limited to, the filing of appropriate UCC financing statements) required to perfect the ownership interest of the Purchaser in the Receivables and the Other Conveyed Property (provided, however, that the Sellers shall make such
                        --------  -------
     filings as promptly as possible and in no event later then the third Business Day following the respective Receivables Transfer Date and shall promptly provide to each of the Purchaser and the Collateral Agent and the Agent a copy of a stamped acknowledgement copy thereof);

          (e) such sale or contribution shall be reflected on the books and records of the Trust pursuant to Section 5.1; and

          (f) to the extent that, after giving effect to the sale and/or contribution of Receivables made on such date there would be one or more states of the United States in which Financed Vehicles securing more than 10% of the Pool Balance were titled and as to which states an Opinion of Counsel had not been given on the Effective Date or on a prior Receivables Transfer Date as to the perfection, priority and enforceability of the Collateral Agent's security interest for each such state, AFS shall have caused to be delivered to the Purchaser, the Collateral Agent and the Agent such an Opinion of Counsel;

          (g) prior to first sale/and or contribution of Receivables by ACC, legal opinions of (i) the General Counsel of ACC, (ii) Texas counsel, (iii) California counsel and (iv) such other counsel as may be required by the Agent, the Collateral Agent and/or the Rating Agencies, each in form and substance satisfactory to the Agent covering such matters as the agent may reasonably request shall be delivered to the Purchaser, the Collateral Agent and the Agent; and

          (h) the Purchaser and the Collateral Agent shall have received lien releases duly executed and delivered by Wells Fargo Bank (Texas), National Association with respect to the Receivables to be sold or contributed.

                                 ARTICLE VII.

                                 MISCELLANEOUS

          .1   Liability of Sellers. Sellers shall be liable in accordance
          -------------------------
herewith only to the extent of the obligations in this Agreement specifically undertaken by Sellers and the representations and warranties of Sellers.

          .2   Merger or Consolidation of Sellers or Purchaser. Any corporation
          ----------------------------------------------------
or other entity (i) into which a Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which a Seller is a party or (iii) succeeding to the business of Seller shall execute an agreement of assumption to perform every obligation of such Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to such Seller hereunder (without relieving such Seller of their responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement.

          .3   Limitation on Liability of Sellers and Others. Each Seller and
          --------------------------------------------------
any director, officer, employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. No Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

          .4   Amendment.
          --------------
          (a) This Agreement may be amended by Sellers and Purchaser (with the consent of the Agent) without the consent of the Collateral Agent (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not adversely affect the interests of any Secured Party.

          (b) This Agreement may also be amended from time to time by Sellers and Purchaser with the consent of the Collateral Agent and the Agent, in accordance with the Receivables Financing Agreement.

          .5   Notices. All demands, notices and communications to Sellers or
          ------------
Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Sellers, to AmeriCredit Financial Services, Inc., 200 Bailey Avenue, Fort Worth, Texas 76107-1220, Attention:
Chief Financial Officer, or (b) in the case of Purchaser, to AmeriCredit Warehouse Trust, c/o AmeriCredit Financial Services, Inc., 200 Bailey Avenue, Fort Worth, Texas 76107-1120, Attention: Treasurer, or such other address as shall be designated by a party in a written notice delivered to the other party or to the Collateral Agent, as applicable.

          .6   Merger and Integration. Except as specifically stated otherwise
          ---------------------------
herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          .7   Severability of Provisions. If any one or more of the covenants,
          -------------------------------
provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          .8   Intention of the Parties. The execution and delivery of this
          -----------------------------
Agreement shall constitute an acknowledgment by Sellers and Purchaser that they intend that the assignments and transfers herein contemplated constitute a sale and/or contribution, transfer and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Sellers to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Sellers' estates in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Sellers. In the event that such conveyance is determined to be made as security for a loan made by Purchaser or the Lenders to Sellers, the parties intend that Sellers shall have granted to Purchaser a security interest in all of Sellers' right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

          .9   Governing Law. This Agreement shall be construed in accordance
          ------------------
with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws. Counterparts. For the purpose of facilitating the execution of this Agreement
------------
and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          .11  Conveyance of the Receivables and the Other Conveyed Property to
          ---------------------------------------------------------------------
the Collateral Agent. Sellers acknowledge that Purchaser intends, pursuant to
--------------------
the Receivables Financing Agreement and the Security and Collateral Agent Agreement, to pledge the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Collateral Agent on the Receivables Transfer Dates. Sellers acknowledge and consent to such conveyance and pledge and waive any further notice thereof and covenant and agree that the representations and warranties of Sellers contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Agent and the Lenders. In furtherance of the foregoing, Sellers covenant and agree to perform their duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Agent and the Lenders and that, notwithstanding anything to the contrary in this Agreement, Sellers shall be directly liable to the Agent and the Lenders and that the Agent may enforce the duties and obligations of Sellers under this Agreement against Sellers for the benefit of the Secured Parties and the Collateral Agent.

          .12  Nonpetition Covenant. Neither Purchaser nor Sellers shall
          -------------------------
petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Collateral Agent under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Collateral Agent or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Collateral Agent. This Section 7.12 shall be continuing and shall survive any termination of this Agreement.

     .13  Limitation of Liability of  Trust Trustee. It is expressly understood
     ----------------------------------------------
and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as Trust Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose for binding only the Purchaser, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Agreement or any other related documents.

          IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                              AMERICREDIT WAREHOUSE TRUST, as
                                   Purchaser


                              By: BANKERS TRUST (DELAWARE), not in its
                                  individual capacity but solely as Trustee on
                                  behalf of the Trust

                              By: /s/
                                  -------------------------------
                              Name:
                              Title:


                              AMERICREDIT FINANCIAL SERVICES,
                              INC., as Seller

                              By: /s/
                                  -------------------------------
        `                     Name: Preston A. Miller
                              Title: Executive Vice President and Treasurer


                              AMERICREDIT FUNDING CORP., as Seller

                              By: /s/
                                  -------------------------------
                              Name: Preston A. Miller
                              Title: Executive Vice President and Treasurer



                             [Purchase Agreement]

                              AMERICREDIT CORPORATION OF
                                CALIFORNIA, as Seller

                              By /s/
                                 -----------------------------------
                                 Name: Preston A. Miller
                                 Title: Executive Vice President and Treasurer


                              BANK ONE, N.A., as Collateral Agent


                              By /s/
                                 -----------------------------------
                                 Name:
                                 Title:



                             [Purchase Agreement]

                                  SCHEDULE A

         REPRESENTATIONS AND WARRANTIES FROM AFS AS TO THE RECEIVABLES
         -------------------------------------------------------------

               Each Receivable that (i) was originated by AFS or ACC directly or by a Dealer for the retail sale or refinancing of a Financed Vehicle in the ordinary course of its business and such Seller or Dealer (as the case may be) had all necessary licenses and permits to originate Receivables in the applicable state, and, if originated by a Dealer, was purchased by AFS or ACC from such Dealer under a Dealer Agreement or pursuant to a Dealer Assignment and was validly assigned by such Dealer to such Seller, or, with respect to any Receivable sold to the Purchaser by AFC, was purchased by AFC from AFS or ACC,
(ii) has created or shall create a valid, subsisting and enforceable first priority perfected security interest in favor of AFS or ACC in the related Financed Vehicle (which security interest has been assigned to the Purchaser and shall be validly assignable by the Purchaser to the Collateral Agent on behalf of the Secured Parties), except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally, (iii) was fully and properly executed by the parties thereto and contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (iv) is a Simple Interest Receivable or Pre-Computed Receivable which provides for level monthly payments (provided that the
                                                               --------
payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, (v) provides for, in the event that such contract is prepaid, a prepayment that fully pays the principal balance and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the Annual Percentage Rate, and (vi) except to the extent permitted by this Agreement or the Receivables Financing Agreement, has not been amended, waived or rewritten or collections with respect thereto deferred or waived; and

          (1) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws), in respect of such Receivable, the sale of the Financed Vehicle related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts, if any, in connection with such Receivable, have been complied with in all material respects;

          (2) that is a Dollar obligation of an Obligor domiciled in the United States of America and that was originated and, if originated by a Dealer, was sold by the

                                     S-A-1

     Dealer to AFS or ACC, without any fraud or material misrepresentation on the part of such Dealer or on the part of the Obligor;

          (3) which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

          (4) which is not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

          (5) with respect to which the information set forth in the Schedule of Receivables has been produced from AFS's and, to the extent it maintains separate computer records, AFC's or ACC's (as the case may be) electronic ledger and was true and correct in all material respects, and is a complete and accurate description, on the relevant Receivables Transfer Date, of the Receivables sold to the Purchaser on such date; and with respect to which, on or prior to the relevant Receivables Transfer Date, AFS and, to the extent it maintains separate computer records, AFC or ACC (as the case may be) has appropriately marked its computer records to indicate the sale to the Purchaser of the Receivables sold on such date and with respect to which the Monthly Tape delivered by the Servicer to the Backup Servicer from time to time was complete and accurate as of the date delivered and consistent with the information set forth in the Schedule of Receivables with respect to such Receivable;

          (6) which (i) as of the related Advance Date, (A) had an original maturity of at least 6 months but not more than 72 months, (B) had an original Amount Financed of at least $1,000 and not more than $50,000, (C) had an Annual Percentage Rate of at least 7.75% and not more than 27.0%, and (D) was not more than 30 days past due; and (ii) with respect to which no funds have been advanced with respect to such Receivable by the Purchaser, a Seller, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause such Receivable to qualify under subclause
                                                                       ---------
     (i)(D) of this clause (f);
     ------         ----------

          (7) which has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Receivable has not been released from the Lien of such Receivable in whole or in part;

                                     S-A-2

          (8) with respect to which no provision has been waived (except to the extent permitted by this Agreement or the Receivables Financing Agreement);

          (9) except for any Lien granted by the Wells Fargo Documents (as defined in the Intercreditor Agreement) which Lien shall be released on the applicable Receivables Transfer Date, as to which neither any Seller nor the Purchaser has done anything to convey any right to any Person that would result in such Person having a right to payments due under such Receivable or otherwise to impair the rights of the Collateral Agent on behalf of the Secured Parties in such Receivable or the proceeds thereof;

          (10) which has not been sold, transferred, assigned or pledged by the Purchaser to any Person other than hereunder; and no Dealer has a participation in, or other right to receive, proceeds of such Receivable and with respect to which neither AFS nor the Purchaser has taken any action to convey any right to any Person (other than hereunder) that would result in such Person having a right to payments received under the related Insurance Policy or the related Dealer Agreement or Dealer Assignment or to payments due under such Receivable;

          (11) which is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or, to the knowledge of the Purchaser or of any Seller, threatened with respect thereto;

          (12) with respect to which no liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to or equal or coordinate with, the security interest in the Financed Vehicle granted by such Receivable;

          (13) with respect to which no default, breach, violation or event permitting acceleration thereof has occurred, and none of the Purchaser, the Servicer or any Seller has waived any of the foregoing;

          (14) at the time of the origination of which the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and (b) the Amount Financed, (ii) naming AFS or ACC, as applicable, as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming AFS or ACC and its successors and assigns as an additional insured party, and such Receivable permits the holder thereof to obtain Force-Placed Insurance at the expense of the Obligor if the Obligor fails to do so unless otherwise prohibited by the law of the state in which the related contract was entered into;

                                     S-A-3

          (15) with respect to which, (i) immediately prior to the sale thereof to the Purchaser, the applicable Seller had, and has conveyed to the Purchaser, good and marketable title free and clear of all liens, encumbrances, security interests and rights of others, and (ii) the sale and assignment thereof to the Purchaser has been perfected under the UCC;

          (16) with respect to each of which a Receivable File is in the possession of the Custodian and such Receivable File contains (i) the fully executed original of such Receivable, (ii) a certificate of insurance, an application form for insurance signed by the related Obligor, or a signed representation letter from the Obligor named in such Receivable pursuant to which such Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or copies thereof, or a documented verbal confirmation by an insurance agent for such Obligor of a policy number for an insurance policy for the Financed Vehicle, (iii) the original Lien Certificate (indicating AFS or ACC as first lienholder) or application therefor or a letter from the applicable Dealer agreeing unconditionally to repurchase the related Receivable if the certificate of title is not received by the Servicer within 180 days (provided that the Lien
                                               --------
     Certificate is delivered to the Custodian within 180 days), and (iv) a credit application or file of credit information regarding the Obligor, or a copy thereof; each of such documents (if any) which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and all blanks on any form have been properly filled in and each form has otherwise been correctly prepared;

          (17) which was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, pledge, transfer and assignment of such Receivable under this Agreement and with respect to which a Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of such Receivable;

          (18) as to which all filings (including, without limitation, UCC filings but subject to clause (p) above in the case of the applicable Lien
                            ----------
     Certificate) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, on behalf of the Secured Parties, a first priority perfected Lien on such Receivable and the proceeds thereof and the other Collateral related thereto have been made, taken or performed;

          (19) of which there is only one original executed copy;

          (20) which constitutes chattel paper within the meaning of the UCC;

          (21) as to which no selection procedures adverse to the Investors have been utilized in selecting such Receivable from all other similar Receivables owned or originated by AFS and its Affiliates;

                                     S-A-4

          (22) with respect to which, by the related Advance Date and on each relevant date thereafter, AFS or ACC or, to the extent it maintains such records, AFC (as the case may be) will have caused the portions of its servicing and other records relating to such Receivable to be clearly and unambiguously marked to show that such Receivable constitutes part of the Collateral and is subject to the Lien of the Collateral Agent on behalf of the Secured Parties;

          (23) which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Purchaser with respect to such Receivable;

          (24) with respect to which the related Financed Vehicle had not been repossessed;

          (25) with respect to which the following is true:

                    The Lien Certificate for the related Financed Vehicle shows, or, if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle, the Lien Certificate will be received within 180 days of the related Receivables Transfer Date and will show, AFS or ACC, as the case may be, named as the original secured party under such Receivable and, accordingly, AFS or ACC, as the case may be, will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AFS or ACC, as the case may be, has received written evidence from the related Dealer or the Obligor that such Lien Certificate showing such Seller as first lienholder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show AFS or ACC, as the case may be, named as the original secured party under the related Receivable;


          (26) which is not a Defaulted Receivable;

          (27) which is not a Delinquent Receivable;

          (28) which is not secured by vehicles which are financed repossessions; and

          (29) which was originated in the United States of America and, at the time of origination, materially conformed to all requirements of the Servicing Procedures and Credit Manual applicable to such Receivable.

                                     S-A-5

          For purposes of this Agreement (including the computation from time to time of the Borrowing Base), the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

                                     S-A-6

                                                                       Exhibit A
                                                                       ---------

                                   SUPPLEMENT

          ASSIGNMENT No. [____] of Receivables made this __ day of ______________, 199_, among AMERICREDIT FUNDING CORP., a Delaware corporation ("AFC"), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), [AMERICREDIT CORPORATION OF CALIFORNIA, a California corporation] (["ACC" and together with AFC and AFS,] the "Sellers")* and AMERICREDIT WAREHOUSE TRUST, a Delaware business trust (the "Purchaser").

                             W I T N E S S E T H:

          WHEREAS, pursuant to the Sale Agreement (the form of which is attached hereto as Addendum A), AFS wishes to sell/and or contribute Receivables to the AFC;

          WHEREAS, the Sellers wish to sell/and or contribute Receivables to the Purchaser; and

          WHEREAS, the Purchaser is willing to purchase or acquire as a contribution such Receivables subject to the terms and conditions hereof.

          NOW, THEREFORE, the Purchaser and the Sellers hereby agree as follows:

          1.   Defined Terms. Capitalized terms used herein shall have the
               -------------
meanings ascribed to them in the Master Receivables Purchase Agreement, dated as of March 31, 1999 (the "Purchase Agreement"), unless otherwise defined herein.

          "Relevant Cutoff Date" shall mean, with respect to the Receivables sold and/or contributed hereby, _____________ __, 199_.

          "Receivables Transfer Date" shall mean, with respect to the Receivables assigned hereby, the date hereof.

          2.   Schedule of Receivables. Annexed hereto is a Schedule from each
               -----------------------
Seller listing the Receivables sold and/or contributed by it pursuant to this Supplement on the Receivables Transfer Date.

          3.   Sale and/or Contribution of Receivables. (a) Each Seller, does
               ---------------------------------------
hereby sell and/or contribute, transfer, assign, set over and otherwise convey to the Purchaser (the

___________________

*Specify which Seller(s) are conveying Receivables pursuant hereto.

                                     E-A-1

"Assignment"), without recourse (except as expressly provided in the Purchase Agreement), all right, title and interest of such Seller in and to:


               (i) the Receivables listed in the Schedule of Receivables provided by such Seller and attached hereto and all moneys received thereon, on and after the Relevant Cutoff Date;

               (ii) all security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

               (iii) all proceeds and all rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (iv) all rights of the Seller against Dealers pursuant to Dealer Agreements and/or Dealer Assignments;

               (v) all rights under any Service Contracts on the related Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii)  all proceeds of any and all of the foregoing.

               (b) The Assignment is in consideration of the Purchaser's delivery to or upon the order of Sellers as set forth below:

               (i)    $___________ to AFS;

               (ii)   $___________ to AFC; and

               [(iii) $___________ to ACC].

          4.  Representations and Warranties of the Sellers.
              ---------------------------------------------

                (a)  Representations and Warranties of AFS. AFS hereby
                     -------------------------------------
          represents and warrant to the Purchaser as of the Receivables Transfer Date that:

                        (i)  Purchase Agreement. The representations and
                             ------------------
               warranties set forth in Section 3.1(a) of the Purchase Agreement are true and correct with respect to the property sold and/or contributed pursuant to Section 3 hereof.

                        (ii) Principal Balance. As of the Relevant Cutoff
                             -----------------
               Date, the aggregate Principal Balance of the Receivables listed on the Schedule provided by AFS (annexed hereto as Schedule A) and sold to the

                                     E-A-2

               Purchaser pursuant to this Supplement is $__________________.

               (b)  Representations and Warranties of AFC. AFC hereby
                    -------------------------------------
          represents and warrant to the Purchaser as of the Receivables Transfer Date that:

                    (i) Principal Balance. As of the Relevant Cutoff Date, the
                        -----------------
          aggregate Principal Balance of the Receivables listed on the Schedule provided by AFC (annexed hereto as Schedule B) and sold to the Purchaser pursuant to this Supplement is $__________________.

               [(c) Representations and Warranties of ACC. ACC hereby
                    -------------------------------------
          represents and warrant to the Purchaser as of the Receivables Transfer Date that:

                    (i)  Principal Balance. As of the Relevant Cutoff Date, the
                         -----------------
          aggregate Principal Balance of the Receivables listed on the Schedule provided by ACC (annexed hereto as Schedule C) and sold to the Purchaser pursuant to this Supplement is $__________________.]

          5.   Conditions Precedent. The obligation of the Purchaser to acquire
               --------------------
the Receivables hereunder is subject to the satisfaction, on or prior to the Receivables Transfer Date, of the following conditions precedent:

               (a)  Representations and Warranties. Each of the representations
                    ------------------------------
          and warranties made by the Sellers in Section 4 of this Supplement and by AFS in Section 3.1(a) of the Purchase Agreement shall be true and correct with respect to the property sold and/or contributed pursuant to Section 3 hereof as of the Receivables Transfer Date.

               (b)  Purchase Agreement Conditions. Each of the conditions set
                    -----------------------------
          forth in Section 6.1 of the Purchase Agreement shall have been satisfied with respect to the property sold pursuant to Section 3 hereof.

               (c)  Additional Information. The Sellers shall have delivered to
                    ----------------------
          the Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to the satisfaction of the conditions set forth in this Section 5.

          6.   Ratification of Agreement. As supplemented by this Supplement,
               -------------------------
the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          7.   Counterparts. This Supplement may be executed in two or more
               ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          8.   GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED
               -------------
                                     E-A-3

IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     E-A-4

          IN WITNESS WHEREOF, the Purchaser and the Sellers have caused this Supplement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                              AMERICREDIT WAREHOUSE TRUST, as
                                   Purchaser


                              AMERICREDIT FINANCIAL SERVICES, INC.,
                                   attorney-in-fact

                              By____________________________________
                                Name: Preston A. Miller
                                Title: Executive Vice President and Treasurer


                              AMERICREDIT FINANCIAL SERVICES,
                                INC., as Seller

                              By____________________________________
                                Name: Preston A. Miller
                                Title: Executive Vice President and Treasurer


                              AMERICREDIT FUNDING CORP., as Seller

                              By___________________________________
                                Name: Preston A. Miller
                                Title: Executive Vice President and Treasurer


                              [AMERICREDIT CORPORATION OF
                                 CALIFORNIA, as Seller]

                              By___________________________________
                                Name: Preston A. Miller
                                Title: Executive Vice President and Treasurer

                                     E-A-5

Acknowledged:

BANK ONE, N.A.,
as solely in its capacity as Collateral Agent


By________________________________
  Name
  Title:

                                     E-A-6

                                                                      Addendum A
                                                                      ----------

                                SALE AGREEMENT

          ASSIGNMENT No. [____] of Receivables made this __ day of ______________, 199_, between AMERICREDIT FUNDING CORP., a Delaware corporation ("AFC") and AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS").

                             W I T N E S S E T H:

          WHEREAS, AFS wishes to sell/and or contribute Receivables to AFC; and

          WHEREAS, AFC is willing to purchase or acquire as a contribution such Receivables subject to the terms and conditions hereof.

          NOW, THEREFORE, AFC and AFS hereby agree as follows:

          1.   Defined Terms. Capitalized terms used herein shall have the
               -------------
meanings ascribed to them in the Master Receivables Purchase Agreement, dated as of March 31, 1999 (the "Purchase Agreement"), unless otherwise defined herein.

          "Relevant Cutoff Date" shall mean, with respect to the Receivables sold and/or contributed hereby, _____________ __, 199_.

          "Receivables Transfer Date" shall mean, with respect to the Receivables assigned hereby, the date hereof.

          2.   Schedule of Receivables. Annexed hereto is a Schedule from AFS
               -----------------------
listing the Receivables sold and/or contributed by it pursuant to this Agreement on the Receivables Transfer Date.

          3.   Sale and/or Contribution of Receivables. (a) AFS, does hereby
               ---------------------------------------
sell and/or contribute, transfer, assign, set over and otherwise convey to AFC (the "Assignment"), without recourse (except as expressly provided in the Purchase Agreement), all right, title and interest of AFS in and to:

               (i) the Receivables listed in the Schedule of Receivables provided by AFS and attached hereto and all moneys received thereon, on and after the Relevant Cutoff Date;

               (ii) all security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of AFS in such Financed Vehicles;

                                     A-A-1

               (iii) all proceeds and all rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

               (iv) all rights of AFS against Dealers pursuant to Dealer Agreements and/or Dealer Assignments;

               (v) all rights under any Service Contracts on the related Financed Vehicles;

               (vi)   the related Receivables Files; and

               (vii)  all proceeds of any and all of the foregoing.

               (b) The Assignment is in consideration of AFC's delivery to or upon the order of AFS of $____________.

          4.   Representations and Warranties of AFS.
               -------------------------------------

               (a)  Representations and Warranties of AFS. AFS hereby
                    -------------------------------------
          represents and warrant to AFC as of the Receivables Transfer Date that:

                       (i)    Purchase Agreement. The representations and
                              ------------------
               warranties set forth in Section 3.1(a) of the Purchase Agreement are true and correct with respect to the property sold and/or contributed pursuant to Section 3 hereof.

                       (ii)   Principal Balance. As of the Relevant Cutoff
                              -----------------
               Date, the aggregate Principal Balance of the Receivables listed on the Schedule provided by AFS (annexed hereto as Schedule A) and sold to AFC pursuant to this Agreement is $__________________.

          5.   Conditions Precedent. The obligation of AFC to acquire the
               --------------------
Receivables hereunder is subject to the satisfaction, on or prior to the Receivables Transfer Date, of the following conditions precedent:

               (a)  Representations and Warranties. Each of the representations
                    ------------------------------
          and warranties made by AFS in Section 4 of this Agreement and by AFS in Section 3.1(a) of the Purchase Agreement shall be true and correct with respect to the property sold and/or contributed pursuant to
          Section 3 hereof as of the Receivables Transfer Date.

               (b)  Purchase Agreement Conditions. Each of the conditions set
                    -----------------------------
          forth in Section 6.1 of the Purchase Agreement shall have been satisfied with respect to the property sold pursuant to Section 3 hereof.

               (c)  Additional Information. AFS shall have delivered to AFC
                    ----------------------
          such

                                     A-A-2
          information as was reasonably requested by AFC to satisfy itself as to the satisfaction of the conditions set forth in this Section 5.

          6.   Counterparts. This Agreement may be executed in two or more
               ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          8.   GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-A-3

          IN WITNESS WHEREOF, AFC and AFS have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                   AMERICREDIT FINANCIAL SERVICES,
                                     INC., as Seller


                                   By_______________________________
                                     Name: Preston A. Miller
                                     Title: Executive Vice President and
                                             Treasurer


                                   AMERICREDIT FUNDING CORP., as Purchaser

                                   By_______________________________
                                     Name: Preston A. Miller
                                     Title: Executive Vice President and
                                             Treasurer

                                     A-A-4